UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 28, 2008

ADVANCE NANOTECH, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-10065	20-1614256
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

600 Lexington Avenue, 29th Floor, New York, NY	10022
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (212) 583-0080

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Adoption of Equity Incentive Plan

On August 28, 2008, the Board of Directors of Advance Nanotech, Inc. (the “ Company ”) adopted the Advance Nanotech, Inc. 2008 Equity Incentive Plan (the “ 2008 Plan ”). The aggregate number of shares of Common Stock that may be issued under the Plan shall be the sum of i) 10% of the fully diluted shares of the Company (the “2008 Equity Plan Shares”), subject to adjustment as set forth in the 2008 Equity Incentive Plan, ii) securities under the Old Plan as necessary, and iii) the shares and options as defined in the Exchange Agreement for the issuance of the a) AVNA Exchange Shares, b) the AVNA Restricted Stock shares, c) the AVNA Options, and such shares are hereby reserved for issuance out of the authorized but previously unissued Shares. Employees, service providers and non-employee directors of the Company and its affiliates are eligible to receive stock options, restricted stock, performance awards and other stock- or performance-based awards. Incentive stock options may be granted only to employees.

The 2008 Plan will be administered by a committee of the Board of Directors of the Company. The 2008 Plan is currently being administered by the Company’s compensation committee which is comprised of three directors who are “independent directors” within the meaning of the NASDAQ listing requirements. The compensation committee may determine the specific terms and conditions of all Awards (as defined in the 2008 Plan) granted under the 2008 Plan, including, without limitation, the number of shares subject to each Award, the price to be paid for the shares and the vesting criteria, if any. The compensation committee has discretion to make all determinations necessary or advisable for the administration of the 2008 Plan.

The foregoing description of the 2008 Plan is qualified in its entirety by the terms and provisions of the 2008 Plan that was executed, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

The Board of Directors also adopted a form of stock option agreements under the 2008 Plan, a form of which is attached hereto as Exhibit 10.2 and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCE NANOTECH, INC.

Dated: September 4, 2008	By:	/s/ Thomas P. Finn
Name: Thomas P. Finn Title: Chief Financial Officer & Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1	Advance Nanotech, Inc. 2008 Equity Incentive Plan
10.2	Form of Stock Option Agreement